FINANCIAL EXPENSES (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2015
Interest Income (Expense), Net [Abstract]
Interest Income and Interest Expense Disclosure [Table Text Block]
	Year ended
	December 31,
	2015	2014	2013
Financial expenses:
Interest expense	$-	$-	$-
Exchange rate	31	2	7
Bank fees	7	10	9
Interest on convertible notes	-	-	203

	38	12	219
Financial income:
Exchange rate	-	2	-
Interest income	338	237	22

	338	239	22

Financial expenses (income), net	$(300)	$(227)	$197